The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.
Cincinnati Global Underwriting Ltd. ■ Cincinnati Global Underwriting Agency Ltd.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions
•Subsidiary Directors, Officers and Counsel

Cincinnati, February 1, 2021 – Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 29, 2021, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

Property Casualty Insurance – Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotion to Chief Claims Officer and Senior Vice President:
Marc J. Schambow, CPCU, AIM, ASLI – Headquarters Claims

Promotions to Vice President:
Benedict P. Aten, CPCU, AIC, AIM – Field Claims
Jennifer S. Baker, CPCU, AIM, ARM, AU, CXAP – Commercial Lines
Mathew R. Burrows, CPCU, AU, AMIM, ARe – Commercial Lines
Carolyn A. MacDonald, PMP – Commercial Lines
Kevin D. Oleckniche, CPCU, ARM, CSP – Machinery & Equipment Specialties
Ryan M. Osborn – Information Technology
Susanne M. Roberts, CPCU, AIM, API – Personal Lines
Andrew M. Schnell, CPCU, CPA, AINS – Corporate Finance
Elizabeth G. Stephens, AIM – Commercial Lines
Sean P. Sweeney, CPCU, PMP – Information Technology

Promotions to Assistant Vice President:
Daniel R. Brewer, CPCU, AIC, AIM, AIS – Headquarters Claims
Gregory S. Depew, CFA, CPCU – Investments
Edwin J. Hehn, AFSB – Management Liability & Surety
Kenneth P. Mikkelson, CPCU, ALCM – Loss Control
Mark T. Rutherford, CPCU – Commercial Lines
Michael J. Salerno, ACAS – Personal Lines
Scott A. Schuler – Personal Lines
Tore K. Swanson, CPCU, AIM, SCLA – Headquarters Claims
Rajesh C. Thurairatnam, FCAS, MAAA – Planning Analytics & Risk Management

Promotions to Secretary:
Anne E. Balfour, CPCU, AIC – Headquarters Claims
Roger A. Barbe, CPCU – Information Technology
Daniel T. Driscoll, PMP – Internal Audit
Michael F. Fox, CPCU, AIM – Headquarters Claims
Scott N. Kusel – Information Technology
William P. Loftis – Investments
Toby R. Nunn – Information Technology
John P. O'Hara, Jr., AIC – Headquarters Claims
Traci D. Onkst – Information Technology
Robert L. Schlosser, Jr. – Information Technology
                                             1

Damian R. Stark, AIAF, AIM, API, ARe, ARM, AU – Commercial Lines
Michael L. Telarico, CPCU, CIC, API, AU – Sales & Marketing
Brian L. White, CFE, CIFI, FCLS – Special Investigations Unit

Promotions (New Appointments) to Assistant Secretary:
Nikki S. Allen – Information Technology
Robert E. Appiarius – Information Technology
Eric J. Englert, AINS, AIT – Information Technology
Mark D. Grile – Commercial Lines
Steven G. Horsley, AIC, AIM – Headquarters Claims
Frank U. Krell – Personal Lines
Shane F. McCullough – Information Technology
H. Scott Meisenbach, CISA – Information Technology
Nathan P. Prather – Purchasing/Fleet
Ryan C. Rhoads – Commercial Lines
Avinash Sawant, CPCU, AIDA – Information Technology
Steven J. Wilsbacher, CPCU, AIC, AIM – Field Claims

Promotion (New Appointment) to Assistant Treasurer:
Quimberly S. Winstead – Corporate Finance

Promotion to Senior Associate Counsel:
David J. Heinlein, Esq. – Legal Litigation

Property Casualty Insurance – Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotion to Assistant Vice President:
Richard D. Hill, AIC – Excess & Surplus Lines

Promotion (New Appointments) to Assistant Secretary:
Sheri L. Bugher, AIC – Excess & Surplus Lines
Michael S. Leininger, AFSB, APA, ARM, ASLI, AU, CIC – Excess & Surplus Lines

Life Insurance:
The Cincinnati Life Insurance Company

Promotions to Vice President:
Ryan M. Osborn*
Sean P. Sweeney*
Michael T. Tiernan, FSA, MAAA – Life Actuarial

Promotions to Secretary:
Roger A. Barbe*
Daniel T. Driscoll*
Scott N. Kusel*
William P. Loftis*
Toby R. Nunn* Traci D. Onkst*
Robert L. Schlosser, Jr.*

Promotions (New Appointments) to Assistant Secretary:
Nikki S. Allen*
Robert E. Appiarius*
Eric J. Englert*
Shane F. McCullough*
Sean P. McKinley, CLU – Life Sales Field
Henry S. Meisenbach*
Nathan P. Prather*
Avinach Sawant*
Kevin M. Yuenger, CLU, ChFC, LUTCF, CPCU, CIC – Life Sales Field

                                             2

Promotion (New Appointment) to Assistant Treasurer:
Quimberly S. Winstead*

Promotion to Senior Associate Counsel:
David J. Heinlein, Esq.*

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers primarily business, home and auto insurance through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address: Street Address:
P.O. Box 145496 6200 South Gilmore Road
Cincinnati, Ohio 45250-5496 Fairfield, Ohio 45014-5141

***
                                             3